EXHIBIT 99

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                                        WFMBS MORTGAGE LOAN POOL
                                          30 -YEAR FIXED RATE
                                        NON-RELOCATION MORTGAGES
                                          WFMBS SERIES 2005-12
                                  POOL PROFILE (9/28/2005) Revision #1

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                                                      --------------------     ---------------------
                                                          30 YR POOL                Tolerance
                                                      --------------------     ---------------------
     AGGREGATE PRINCIPAL BALANCE                             $600,000,000                (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                   1-Oct-05                       N/A
     INTEREST RATE RANGE                                     5.125-6.500%                       N/A
     GROSS WAC                                                     5.876%              (+ / - 5 bps)
     WEIGHTED AVERAGE SERVICE FEE                                  0.250%
     MASTER SERVICING FEE                                         1.0 bps on Securitization only
     WAM (in months)                                                  358             (+/- 2 months)

     WALTV                                                            70%              (maximum +2%)

     CALIFORNIA PERCENT                                               45%              (maximum 45%)
     SINGLE LARGEST ZIP CODE PERCENT                                   1%             (maximum  +2%)

     AVERAGE LOAN BALANCE                                        $503,676         (maximum $525,000)
     LARGEST INDIVIDUAL LOAN BALANCE                           $2,000,000       (maximum $3,000,000)

     CASH OUT REFINANCE PERCENT                                       28%             (maximum  +5%)

     PRIMARY RESIDENCE PERCENT                                        95%              (minimum -5%)

     INTEREST ONLY                                                   100%              (maximum 10%)

     Pledged Asset %                                                   0%               (maximum 1%)

     SINGLE FAMILY DETACHED PERCENT                                   91%              (minimum -3%)

     FULL DOCUMENTATION PERCENT                                       59%              (minimum -2%)

     Co-Op %                                                           0%               (maximum 1%)

     WA FICO                                                          746               (minimum -5)

     UNINSURED > 80% LTV PERCENT                                    0.00%              (maximum +1%)

                   FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL,
            INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
              IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

      THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
      THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH
      INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM
      SHEETS.
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     (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                        WFMBS MORTGAGE LOAN POOL
                                          30 -YEAR FIXED RATE
                                        NON-RELOCATION MORTGAGES
                                          WFMBS SERIES 2005-12
                                          PRICING INFORMATION
                                  POOL PROFILE (9/28/2005) Revision #1
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
    RATING AGENCIES                                                         TBD by Wells Fargo

    PASS THRU RATE                                                                     5.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                               0.35%

    AAA STRUCTURE DUE DATE                                                         11-Oct-05
    Structure received or changes to structures past the due date will incur a $10,000 fee.
    Structure delivered to WF by October 17- Delivery of prospectus day before settlement
    Structure delivered to WF by October 20 -Delivery of prospectus day of settlement
    Structure delivered to WF October 21 or later- Possible change of settlement date


    SETTLEMENT DATE                                                              28-Oct-05

    ASSUMED SUB LEVELS                                                    AGG Assumed Level
    Levels and Rating Agencies for                                    AAA      4.00%
    2005-02 to be determined by                                        AA       TBD
    Wells Fargo.                                                        A       TBD
                                                                      BBB       TBD
                                                                       BB       TBD
                                                                        B       TBD





    WFASC Securitization Program as follows:
       1)  All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
       2)  Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
       3)  Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
       4)  Wells Fargo Bank, N.A. will act as custodian.
       5)  No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
    * This Security may contain Pledged Asset Loans.
    ------------------------------------------------

    WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-12. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


    WFMBS CONTACTS                               Brad Davis (301) 846-8009
                                                 Gretchen Leff (301) 846-8356
                                                 Mike Miller (301) 815-6397





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                                                WFASC Denomination Policy
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                                                                               Minimum        Physical      Book Entry
Type and Description of Certificates                                        Denomination    Certificates   Certificates
                                                                               (1)(4)

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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex              $25,000     Allowed        Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                $100,000     Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that        $100,000     Allowed        Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                        (2)       Allowed        Allowed

Residual Certificates                                                               (3)       Required     Not Allowed

All other types of Class A Certificates                                             (5)         (5)            (5)


Class B (Investment Grade)                                                       $100,000     Allowed        Allowed

Class B (Non-Investment Grade)                                                   $250,000     Required     Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.